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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549



                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
              Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)   August 31, 1996
                                                  -----------------


                          TEKTRONIX, INC.
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       (Exact Name of Registrant as Specified in Its Charter)


                               Oregon
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           (State or Other Jurisdiction of Incorporation)


          1-4837                            93-09343990
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  (Commission File Number)          (IRS Employer Identification No.)


     26600 SW Parkway Avenue
     Wilsonville, Oregon                          97070-1000
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(Address of principal executive offices)          (Zip Code)


                         (503) 627-7111)
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        (Registrant's Telephone Number Including Area Code)


                                None
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   (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.


          The financial information filed as an exhibit to this report is furnished pursuant to Section 11(a) of the Securities
Act of 1933 in connection with the Company's 7.625% Notes due
August 15, 2002.


Item 7.   Financial Statements and Exhibits.


          The following is filed herewith:

          1.  Consolidated Statement of Operations



                             SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    December 11, 1996             TEKTRONIX, INC.




                                   By:  /s/ CARL W. NEUN
                                       --------------------------
                                        Carl W. Neun
                                        Senior Vice President and
                                        Chief Financial Officer